                                                                   EXHIBIT 10.14








                              DEL WEBB CORPORATION

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN NO. 1













                           Restated February 8, 2001

                                TABLE OF CONTENTS


                                                                                                        PAGE
                                                                                                     -----------



ARTICLE I--PURPOSE..........................................................................................1

  1.1 Purpose...............................................................................................1
  1.2 Effective Date........................................................................................1
  1.3 Employer..............................................................................................1

ARTICLE II--PARTICIPATION; VESTING..........................................................................1

  2.1 Eligibility and Participation.........................................................................1
  2.2 Change in Employment Status...........................................................................2
  2.3 Vesting...............................................................................................2

ARTICLE III--SURVIVOR AND DISABILITY BENEFITS...............................................................2

  3.1 Preretirement Survivor Benefit........................................................................2
  3.2 Postretirement Survivor Benefit.......................................................................3
  3.3 Suicide; Misrepresentation............................................................................3
  3.4 Disability Benefit....................................................................................3

ARTICLE IV--PARTICIPANT BENEFITS............................................................................3

  4.1 Retirement Dates......................................................................................3
  4.2 Normal Retirement Benefit.............................................................................4
  4.3 Early Retirement......................................................................................4
  4.4 Termination...........................................................................................5
  4.5 Payment of Benefits...................................................................................5
  4.6 Benefit Upon a Change in Control......................................................................7
  4.7 Withholding; Payroll Taxes...........................................................................10
  4.8 Payment to Guardian..................................................................................10

ARTICLE V--BENEFICIARY.....................................................................................10

  5.1 Beneficiary Designation..............................................................................10
  5.2 Amendments, Marital Status...........................................................................10
  5.3 No Participant Designation...........................................................................11
  5.4 Effect of Payment....................................................................................11

ARTICLE VI--ADMINISTRATION.................................................................................11

  6.1 Committee; Duties....................................................................................11
  6.2 Agents...............................................................................................11
  6.3 Binding Effect of Decisions..........................................................................11
  6.4 Indemnity of Committee...............................................................................11





                                                                             (i)



ARTICLE VII--CLAIMS PROCEDURE..............................................................................12

  7.1 Claim................................................................................................12
  7.2 Denial of Claim......................................................................................12
  7.3 Review of Claim......................................................................................12
  7.4 Final Decision.......................................................................................12

ARTICLE VIII--TERMINATION OR AMENDMENT OF PLAN.............................................................12

  8.1 Right to Terminate or Amend..........................................................................12
  8.2 Notice...............................................................................................13
  8.3 Modifications for Particular Participants............................................................12

ARTICLE IX--MISCELLANEOUS..................................................................................13

  9.1 Unfunded Plan........................................................................................13
  9.2 Unsecured General Creditor...........................................................................13
  9.3 Nonassignability.....................................................................................13
  9.4 Not a Contract of Employment.........................................................................14
  9.5 Protective Provisions................................................................................14
  9.6 Governing Law........................................................................................14
  9.7 Validity.............................................................................................14
  9.8 Notices..............................................................................................14
  9.9 Successors...........................................................................................14










                                                                            (ii)

                                 INDEX OF TERMS




TERM AND PROVISION NUMBER                                                                               PAGE
-----------------------------------------------------                                                -----------


B

Beneficiary: 5.1.......................................................................................... 10
Benefit Calculation Age: 4.6(b)...........................................................................  7
Board: 2.1(a).............................................................................................  1

C

Cause: 4.6(d).............................................................................................  8
Change in Control: 4.6(e).................................................................................  8
Committee: 6.1............................................................................................ 11
Corporate Officer: 2.1(b).................................................................................  1

D

Disability: 3.4(b)........................................................................................  3

E

Early Retirement Date: 4.1(a).............................................................................  3
Employer: 1.3.............................................................................................  1

G

Good Reason: 4.6(c).......................................................................................  7

H

High Average Compensation: 4.2(b).........................................................................  4

N

Normal Retirement Benefit: 4.2(a).........................................................................  4
Normal Retirement Date: 4.1(b)............................................................................  3

P

Participant: 2.1(d).......................................................................................  1
Participation Agreement: 2.1(c)...........................................................................  1
Plan: 1.1.................................................................................................  1
Potential Change in Control: 4.6(c).......................................................................  9

v

Voting Security: 4.6(e)................................................................................... 10


Y

Year of Service: 2.3(b)...................................................................................  2






                                                                           (iii)

                              DEL WEBB CORPORATION

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN NO. 1



                               ARTICLE I--PURPOSE

1.1      Purpose

         The purpose of this Supplemental Executive Retirement Plan (the "Plan") is to provide supplemental retirement benefits for certain key employees of Del Webb Corporation. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with such benefits.

1.2      Effective Date

         The Plan shall be effective as of January 1, 1986, amended and restated April 20, 1993, amended July 1, 1995, amended June 26, 1996, amended March 10, 1999, amended July 20, 2000 and amended and restated February 8, 2001.

1.3      Employer

         The Plan is adopted for the benefit of selected employees of Del Webb Corporation and any corporations or other entities affiliated with or subsidiary to it (collectively, the "Employer").


                       ARTICLE II--PARTICIPATION; VESTING

2.1      Eligibility and Participation

               (a) ELIGIBILITY. Eligibility to participate in the Plan shall be limited to Corporate Officers of the Employer who are approved by the Chief Executive Officer of Del Webb Corporation. The Board of Directors (the "Board") shall approve the eligibility of the Chief Executive Officer. Any Participation Agreement in effect prior to the adoption of this amended and restated Plan shall continue in full force and effect until subsequently modified or replaced.

               (b) CORPORATE OFFICER. Corporate Officer means officers of Del Webb Corporation with the title of Vice President or above.

               (c) PARTICIPATION. An employee's participation in the Plan shall be effective upon notification of the employee of eligibility to participate and completion by the employee of a Participation Agreement.

               (d) PARTICIPANT. "Participant" means any individual who has satisfied the conditions of (b) and (c) and includes individuals whose employment status has terminated or changed under 2.2 and who continue to have vested benefit rights.







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2.2      Change in Employment Status

         If the Chief Executive Officer determines that a Participant's employment performance is no longer at a level which deserves reward through participation in the Plan, but does not terminate the Participant's employment with the Employer, participation herein and eligibility to receive benefits hereunder shall be limited to the Participant's vested interest in such benefits as of the date designated by the Chief Executive Officer.

2.3      Vesting

         A Participant shall become vested in benefits under this Plan as follows:

               (a) REQUIREMENT. A Participant shall become vested in the accrued Normal Retirement Benefit at the rate of ten percent (10%) per Year of Service. Survivor and disability benefits shall always be one hundred percent (100%) vested.

               (b) YEAR OF SERVICE. "Year of Service" means a twelve (12) month period in which the Participant has been continuously employed by the Employer since January 1, 1981, including periods before participation begins. A Participant may, at the option of the Employer, be credited in the Participation Agreement with additional Years of Service. Such additional Years of Service may be for vesting under 2.3(a) or for computing the short service penalty under 4.2(c) and may be in different amounts for each purpose.


                  ARTICLE III--SURVIVOR AND DISABILITY BENEFITS

3.1      Preretirement Survivor Benefit

         Subject to 3.3, if a Participant dies while employed by the Employer, the Employer shall pay a survivor benefit to the Participant's Beneficiary as follows:

               (a) AMOUNT. The amount of the preretirement survivor benefit shall be the greatest of:

                     (i) The actuarially equivalent lump sum value of the Participant's accrued Normal Retirement Benefit;

                     (ii)  Three  (3)  times  the  Participant's   High  Average
               Compensation; or

                      (iii) Three (3) times the sum of the Participant's annual
               salary rate at the time of death and the Participant's most recent annual bonus.

               (b) PAYMENT. The preretirement survivor benefit shall be paid to the Beneficiary in ten (10) equal annual installments, without interest, with the first installment paid within thirty (30) days after death and the remaining installments paid on the anniversary of the date of death.






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3.2      Postretirement Survivor Benefit

         If a Participant who retires and receives benefits in the normal form under 4.5(a) dies before ten (10) years of benefits have been paid under the plan, the Employer shall pay to the Beneficiary as a survivor benefit the same amount as the Participant was receiving for the remainder of the ten (10) years, except as provided in 3.3.

3.3      Suicide; Misrepresentation

         No benefit shall be paid to a Beneficiary if the Participant dies during the first twenty-four (24) calendar months after commencing participation and:

               (a)    Death occurs by suicide; or

               (b) The Participant has made a material misrepresentation in any form or document provided by the Participant in connection with the Plan.

3.4      Disability Benefit

               (a) AMOUNT. If a Participant suffers a Disability while employed by the Employer, the Employer shall pay the Participant a Disability benefit equal to the actuarially equivalent lump sum value of the Participant's Normal Retirement Benefit accrued to the date Disability arises.

               (b) DISABILITY. "Disability" means that because of physical or mental illness or disability, with or without accommodation, the Participant shall have been continuously unable to perform his duties under any existing employment contract between the Participant and the Company or in accordance with the Participant's current job description for a consecutive period of 180 days.

               (C) PAYMENT. The Disability benefit shall be paid to the Participant in equal monthly installments, without interest, over ten
         (10) years. Benefits payable to a Participant shall commence sixty (60) days after the last date for which the Participant receives paid sick leave from the Employer.


                        ARTICLE IV--PARTICIPANT BENEFITS

4.1      Retirement Dates

         A Participant shall receive retirement benefits on termination of employment with Employer on or after the following retirement dates:

               (a) EARLY RETIREMENT DATE. "Early Retirement Date" shall be age fifty-five (55) and ten (10) Years of Service.

               (b) NORMAL RETIREMENT DATE. "Normal Retirement Date" shall be age sixty-five (65).







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




4.2      Normal Retirement Benefit

                      (a) AMOUNT. If a Participant retires on or after Normal Retirement Date, the Employer shall pay the Participant a Normal Retirement Benefit for the Participant's life equal to seventy percent (70%) of the Participant's High Average Compensation, less the sum of the following:

                      (i) Fifty percent (50%) of the Participant's maximum primary Social Security benefit determined at age sixty-five
               (65); and

                      (ii) the single life annuity payable at age sixty-five
               (65) which is actuarially equivalent to amounts contributed (and earnings thereon) by the Employer to the Participant's account under the Employer's current tax qualified profit sharing plan and any predecessor or successor plan. For purposes of this section, Employer contributions made under the prior Employee Stock Ownership Plan and the frozen Del E. Webb Corporation Restated Profit Sharing Plan shall be considered as amounts contributed by the Employer.

               (b) HIGH AVERAGE COMPENSATION. "High Average Compensation" means the sum of the Participant's annual total of salary and incentive compensation, before reduction for deferred compensation and 401(k) contributions, in the five (5) calendar years out of the seven (7) consecutive calendar years of employment with the Employer in which such total is the highest divided by five (5). Where the actual (not annualized) compensation paid to a Participant during a partial calendar year is greater than the compensation paid to the Participant during a completed calendar year, such partial year may be utilized for purposes of this provision. Notwithstanding the above, incentive compensation payments made in July, 1991, for the period January 1, 1991, to June 30, 1991, shall not be included in the computations of High Average Compensation. Beginning June 1, 1996, the incentive compensation included in the computations of High Average Compensation shall in no event exceed one hundred twenty-five percent (125%) of the Participant's target incentive compensation.

               (c) SHORT SERVICE PENALTY. For a Participant retiring before having twenty (20) Years of Service, the seventy percent (70%) in (a) shall be reduced by one-twentieth (1/20) for each Year of Service less than twenty (20). The offset amounts in (a)(i) and (ii) shall not be reduced. For this purpose, but not for vesting under 2.3, a partial Year of Service shall be prorated to the nearest month for partial years.

4.3      Early Retirement

         If a Participant retires on or after his Early Retirement Date but before his Normal Retirement Date, the Employer shall pay the Participant the Normal Retirement Benefit under 4.2 accrued to the date of termination as follows:

               (a) The benefit shall be based on Years of Service and High Average Compensation to the date of termination.

               (b) The offset in 4.2(a)(i) shall be based on the Social Security Act in effect at termination and assumed continuation of the Participant's compensation until age sixty-five (65) at the level in effect at termination.









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


               (c) The offset in 4.2(a)(ii) shall be based on the amounts contributed (and earnings thereon) by the Employer to the Participant's account as of the date of termination, assuming no further earnings.

               (d) The accrued benefit shall be reduced by three percent (3%) for each year by which the starting date for payment precedes Normal Retirement Date, with proration of the three percent (3%) to the nearest month for partial years.

4.4      Termination

         If a Participant terminates employment with the Employer prior to Early Retirement for reasons other than death, Disability, or Good Reason, the Participant shall receive the vested portion of the Normal Retirement Benefit accrued to the date of termination as follows:

               (a) The benefit shall be based on Years of Service and High Average Compensation to the date of termination.

               (b) The offset in 4.2(a)(i) shall be based on the Social Security Act in effect at termination and assumed continuation of the Participant's compensation until age sixty-five (65) at the level in effect at termination.

               (c) The offset in 4.2(a)(ii) shall be based on the amounts contributed (and earnings thereon) by the Employer to the Participant's account as of the date of termination, assuming no further earnings.

               (d) The accrued benefit shall be actuarially reduced from Normal Retirement Date to Termination Date.

4.5      Payment of Benefits

               (a) NORMAL FORM OF BENEFIT PAYMENTS. Benefits payable under this Plan shall be paid as follows:

                      (i) In the event the actuarial equivalent lump sum value
               of a Participant's plan benefit is two hundred thousand dollars ($200,000) or less, that benefit shall be paid as a lump sum;

                      (ii) In the event the actuarial equivalent lump sum value
               of a Participant's plan benefit exceeds two hundred thousand dollars ($200,000), the benefit shall be paid in one of the following forms as elected by the Participant in the Participation Agreement:

                                   a) one hundred thousand dollars ($100,000) as
                             a lump sum and the balance of the benefit in the form of an actuarial equivalent single-life annuity payable monthly for the Participant's life. If a Participant dies prior to ten (10) years of payments, the remaining payments shall be made to the Participant's Beneficiary pursuant to 3.2;







PAGE 5 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN NO. 1

                                   b) an actuarial equivalent single-life
                             annuity payable monthly for the Participant's life. If a Participant dies prior to ten (10) years of payments, the remaining payments shall be made to the Participant's Beneficiary pursuant to 3.2; or

                                   c) notwithstanding (a) and (b) above, a
                             Participant may request the benefits payable under subparagraph (ii) be paid in a different form of payment (such as a joint and survivor annuity). The request must be submitted no later than the last day of the calendar year, two years prior to retirement or termination. Any such request shall be granted or denied based solely on the Committee's discretion. If the Participant's request is granted and the Participant retires or terminates prior to the period described above, the form of payment granted by the Committee shall be null and void and payment shall be made in the form elected by the Participant in the Participation Agreement.

               (b) ACTUARIAL EQUIVALENT. For purposes of determining the actuarial equivalent benefit it shall be assumed the normal form of benefit is the ten (10) year certain and life annuity. It shall also be assumed that payments under 3.4, 4.2 and 4.3 commence upon termination of employment. For purposes of this section only, it shall be assumed that payments under 4.4 commence at age sixty-five (65). The Committee shall determine the actuarially equivalent benefits using reasonable interest and mortality assumptions.

               (c) COMMENCEMENT OF BENEFIT PAYMENTS. Benefits payable to a Participant under 4.2, 4.3, 4.4 or 4.6 shall commence within thirty
         (30) days of the Participant's termination of employment.

               (d) ACCELERATED DISTRIBUTION. Notwithstanding any other provision of the Plan, at any time after a Change in Control or any time following termination of employment, a Participant shall be entitled to receive, upon written request to the Committee, a lump-sum distribution of all or a portion of the Actuarial Equivalent of the Participant's unpaid benefits under this Plan on the date on which the Committee receives the written request. Each accelerated distribution shall be subject to a penalty equal to ten percent (10%) of the amount that would otherwise be distributed and that amount shall be forfeited by the Participant. The amount payable under this section shall be paid in a lump sum within sixty-five (65) days following the receipt of the notice by the Committee from the Participant. In the event a Participant requests and obtains an accelerated distribution under this
         Section 4.5(d) and remains employed by the Employer, participation will cease and there will be no future benefit accruals under this plan.

               In the event of a participant's death and subsequent benefit payments to the designated beneficiary, such beneficiary may request a distribution under this Section 4.5(d).









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


4.6      Benefit Upon a Change in Control

               (a) AMOUNT. In the event that, within thirty-six (36) months after a Change in Control of the Employer, the Participant terminates employment for Good Reason (as defined in Section 4.6(c) of the Plan), or the Participant's employment with the Employer is terminated by the Employer for reasons other than death, Disability, Retirement, or for Cause, the Employer shall pay the Participant the Normal Retirement Benefit under 4.2 as follows:

                      (i) The benefit shall be based on the lesser of years of
               service at Normal Retirement Date or twenty (20) Years of Service notwithstanding actual Years of Service.

                      (ii) The Participant shall be one hundred percent (100%)
               vested in the benefit notwithstanding paragraph 2.3.

                      (iii) The offset in 4.2(a)(i) shall be based on the Social
               Security Act in effect at termination and assumed continuation of the Participant's compensation until age sixty-five (65) at the level in effect at termination.

                      (iv) The offset in 4.2(a)(ii) shall be based on the
               amounts contributed (and earnings thereon) by the Employer to the Participant's account as of the date of termination, assuming no further earnings.

                      (v) The benefits shall be reduced by three percent (3%)
               for each year by which the Benefit Calculation Age precedes the Normal Retirement Date, with proration of the three percent (3%) to the nearest month for partial years, which benefits, and Participant's rights thereto, shall be deemed to have accrued at not less than the level in effect on the date of a Change in Control notwithstanding any amendment of the Plan under paragraph
               8.1 made after a Change in Control or a later termination for Good Reason.

               (b) PAYMENT. Notwithstanding paragraph 4.5, the Change in Control benefit shall be paid to the Participant in a lump sum determined as the actuarial equivalent lump sum value of the ten (10) year certain and life annuity benefit calculated at the participant's Benefit Calculation Age. For purposes of determining the actuarial equivalent value under this 4.6(b), the annual interest rate will be the average of the Pension Benefit Guaranty Corporation interest rates used for valuing lump sums for the twelve-month period prior to the month in which payment occurs. No mortality will be assumed prior to the Benefit Calculation Age. Thereafter, mortality will be assumed to occur in accordance with the UP-84 mortality table set back four (4) years for females and set forward one (1) year for males. The "Benefit Calculation Age" shall be the greater of the Participant's age at termination or age fifty-five (55).

               (c) GOOD REASON. For purposes of 4.6, termination of employment by the Participant for "Good Reason" shall mean:








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




                      (i) Without the Participant's express written consent, the assignment to Participant of any duties that are substantially inconsistent with Participant's position, duty, responsibilities and status with the Employer immediately prior to a Change in Control, or any removal of Participant from or any failure to re-elect Participant to any of such positions, except in connection with the termination of employment for Cause, Disability, Death or by Participant other than for Good Reason;

                      (ii) A reduction by the Employer in the Participant's base salary as in effect on the date of the Change in Control or as the same may be increased from time to time;

                      (iii) The failure by the Employer to continue in effect
               any thrift, incentive or compensation plan, or any pension, life insurance, health and accident or disability plan (including the Plan) in which the Participant is participating at the time of a Change in Control of the Employer (or plans providing substantially similar benefits), the taking of any action by the Employer which would adversely affect participation in or materially reduce benefits under any of such plans or deprive the Participant of any material fringe benefit enjoyed at the time of the Change in Control, or the failure by the Employer to provide the Participant with the number of paid vacation days to which he is then entitled on the basis of years of service with the Employer in accordance with the Employer's normal vacation policy in effect on the date hereof;

                      (iv) An assignment to a new location which would require a round trip commute to work from the Participant's present residence of more than one hundred twenty (120) miles per day.

                      (v) The taking of any action by the Company at the request of or on behalf of any person, after the occurrence of a Potential Change in Control, but prior to the earlier of (i) a date 180 days following the trigger date of a Potential Change in Control or (ii) an actual Change in Control, terminating this Agreement or terminating the Participant's employment with the Company, other than for Cause: provided that, for purposes of this subparagraph only, cause shall include willful and gross misconduct on the Participant's part that is materially and demonstratively detrimental to the Company.

               (d) CAUSE. For purposes of 4.6, "Cause" shall mean that the Employer shall have the right to terminate Participant's employment upon:

                   (i) The breach by the Participant of any employment contract between him and the Employer, as provided therein; or

                   (ii) The Participant's conviction of a felony or crime
               involving moral turpitude (meaning a crime that necessarily includes the commission of an act of gross depravity, dishonesty or bad morals).

               (e) CHANGE IN CONTROL. "Change in Control" and "Potential Change in Control" shall be defined as follows:





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


               A "Change in Control" shall be deemed to have occurred in any or all of the following instances:

                     (i) Any "person" as such term is used in Sections 13(d) and
               14(d) of the Securities Exchange Act of 1934, as amended, other than a trustee or other fiduciary holding securities under an employee benefit plan of Employer or a corporation owned directly or indirectly by the stockholders of Employer in substantially the same proportions as their ownership of stock of Employer, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of Employer representing 20% or more of the total voting power represented by Employer's then outstanding Voting Securities (as defined below); or

                     (ii) During any period of two consecutive years,
               individuals who at the beginning of such period constitute the Board of Directors of Employer and any new director whose election by the Board of Directors or nomination for election by Employer's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                     (iii) The stockholders of Employer approve a merger or
               consolidation of Employer with any other corporation, other than a merger or consolidation which would result in the Voting Securities of Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of Employer or such surviving entity outstanding immediately after such merger or consolidation; or

                     (iv) The stockholders of Employer approve a plan of
               complete liquidation of Employer or an agreement for the sale or disposition by Employer of (in one transaction or a series of transactions) all or substantially all Employer's assets.

               A "Potential Change in Control" shall be deemed to have occurred in any or all of the following instances:

                     (i) Employer enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                     (ii) Any person (including Employer) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control;

                     (iii) Any person other than a trustee or other fiduciary
               holding securities under an employee benefit plan of Employer or a corporation owned, directly or indirectly, by the stockholders of Employer in substantially the same proportions as their ownership of stock of Employer who is or becomes the beneficial owner, directly or





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




               indirectly, of securities of Employer representing 10% or more of the combined voting power of the Employer's then outstanding Voting Securities, increases such person's beneficial ownership of such securities by five percentage points (5%) or more over the percentage so owned by such person; or

                     (iv) The Board of Directors adopts a resolution to the
               effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

               For Purposes of this Section, the term "Voting Securities" shall mean and include any securities of the Employer which vote generally for the election of directors.

4.7      Withholding; Payroll Taxes

         The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant's wages for the federal or any state or local government, subject to any right of the recipient to elect against withholding.

4.8      Payment to Guardian

         If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of the person's property, the Committee may direct payment of such plan benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.


                             ARTICLE V--BENEFICIARY

5.1      Beneficiary Designation

         Each Participant shall have the right, at any time, to designate any person or persons as Beneficiary (both primary as well as secondary) to whom benefits under the Plan shall be paid in the event of the Participant's death prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee, and will be effective only when filed with the Committee during the Participant's lifetime.

5.2      Amendments, Marital Status

         Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed by the Participant. If a Participant's compensation is community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

5.3      No Participant Designation







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


         If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Committee, in its discretion, may direct the Employer to distribute such Participant's benefits (or the balance thereof) to either:

               (a) Any one (1) or more or all of the next of kin (including the surviving spouse) of such Participant, and in such proportions as the Committee determines; or

               (b) The estate of the last to die of such Participant, Beneficiary, or Beneficiaries.

5.4      Effect of Payment

         Payment to the Participant's Beneficiary shall completely discharge the Employer's obligations under the Plan with respect to that Participant.


                           ARTICLE VI--ADMINISTRATION

6.1      Committee; Duties

         The Plan shall be administered by the Human Resources Committee of the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision.

6.2      Agents

         In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

6.3      Binding Effect of Decisions

         The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

6.4      Indemnity of Committee

         The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct.


                          ARTICLE VII--CLAIMS PROCEDURE

7.1      Claim




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


         Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable, but no later than ninety (90) days after such request.

7.2      Denial of Claim

         If the claim or request is denied, the written notice of denial shall state:

               (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c) An explanation of the Plan's claim review procedure.

7.3      Review of Claim

         Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

7.4      Final Decision

         The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.


                 ARTICLE VIII--TERMINATION OR AMENDMENT OF PLAN

8.1      Right to Terminate or Amend

         The Board may, in its sole discretion, terminate the Plan at any time. The Board may amend the Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such termination or amendment shall adversely affect the benefits of Participants which have accrued prior to or as a result of such action (including termination as described in Section 4.6(a) of the Plan, following a Change in Control), the benefits of any Participant who has previously retired, or the benefits of any Beneficiary of a Participant who has previously died.

8.2      Notice

         Termination or amendment of the Plan shall take effect on a date fixed by the Board and notice of such action shall promptly be given to all affected Participants.




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


8.3      Modifications for Particular Participants

         In the exercise of its discretion, the Board may modify or supplement the provisions of this Plan as it applies to a particular Participant. No modification or supplement will be effective, however, unless it is reflected in the Participant's Participation Agreement, or provided for in a resolution duly adopted by the Board, or reflected in any other written document which is executed by an officer of the Company who has been specifically authorized to execute said written document pursuant to a resolution duly adopted by the Board.


                            ARTICLE IX--MISCELLANEOUS

9.1      Unfunded Plan

         The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated employees.

9.2      Unsecured General Creditor

         Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Employer. Such policies or other assets of Employer shall not be held under any trust, except a grantor trust established by Employer, for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of Employer under the Plan. Any and all of Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of Employer. Employer's obligation under the Plan shall be that of an unfunded and unsecured promise of Employer to pay money in the future.

9.3      Nonassignability

         Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

9.4      Not a Contract of Employment

         The terms and conditions of the Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and neither the Participant nor the Participant's Beneficiary shall have any rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge the Participant at any time.




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


9.5      Protective Provisions

         A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other action as may be requested by the Employer.

9.6      Governing Law

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

9.7      Validity

         In case any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.

9.8      Notices

         Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to any member of the Committee, or to the Employer's statutory agent. Such notice shall be deemed to be given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

9.9      Successors

         The provisions of the Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.


                                      DEL WEBB CORPORATION


                                 By: /s/ Gary Schulke
                                     ------------------------------------------

                                Its: Vice President Human Resources
                                     ------------------------------------------










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